UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2019

BioDelivery Sciences International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4131 ParkLake Ave., Suite #225
Raleigh, NC	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	BDSI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.01. Changes in Registrant’s Certifying Accountant.
The Audit Committee of the Board of Directors (the “Audit Committee”) of BioDelivery Sciences International, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The Audit Committee invited several firms, including its current independent registered public accounting firm, Cherry Bekaert LLP (“Cherry Bekaert”), to participate in the process. As a result of this process and following careful deliberation, on December 20, 2019, the Audit Committee approved the following: (i) to dismiss Cherry Bekaert as the Company’s independent registered public accounting firm, upon completion of its audit of the financial statements for the fiscal year ending December 31, 2019; and (ii) to appoint Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the fiscal year ending December 31, 2020.

Cherry Bekaert’s audit report on the Company’s financial statements for the fiscal years ended December 31, 2017 and 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2017 and 2018 and the subsequent interim period through the date of Cherry Bekaert’s dismissal, there were no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cherry Bekaert would have caused it to make reference to the subject matter thereof in connection with its reports. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company’s fiscal years ended December 31, 2017 and 2018 or the subsequent interim period through the date of Cherry Bekaert’s dismissal.

The Company provided Cherry Bekaert with a copy of the disclosures under item 4.01 of this report prior to the filing hereof and requested that Cherry Bekaert furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company in this report. Cherry Bekaert has furnished such letter, which letter is filed as Exhibit 16.1 hereto, as required by Item 304(a)(3) of Regulation S-K.

During the Company’s fiscal years through December 31, 2017 and 2018 and the subsequent interim period through the date of Cherry Bekaert’s dismissal, neither the Company nor anyone acting on its behalf consulted EY regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
16.1 Letter from Cherry Bekaert LLP to the SEC, dated as of December 20, 2019.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2019	BIODELIVERY SCIENCES INTERNATIONAL, INC.
By: /s/ Mary Theresa Coelho
Name: Mary Theresa Coelho
Title: Chief Financial Officer and Treasurer